Exhibit 99.1

Sabre Corporation Announces Settlement of the Exchange Offers for Certain Senior Secured Debt Securities Due 2025 and Issuance of New Notes Due 2027

SOUTHLAKE, Texas—September 7, 2023—Sabre Corporation (“Sabre”) (NASDAQ: SABR) today announced the settlement of the previously announced exchange offers (each, an “Exchange Offer” and together, the “Exchange Offers”) by Sabre GLBL Inc. (“Sabre GLBL”), a wholly-owned subsidiary of Sabre, for any and all of its outstanding 7.375% Senior Secured Notes due 2025 (the “September 2025 Notes”) and 9.250% Senior Secured Notes due 2025 (the “April 2025 Notes” and, together with the September 2025 Notes, the “Existing Notes” and each of them a “series” of Existing Notes), and the issuance of Sabre GLBL’s new 8.625% Senior Secured Notes due 2027 (the “New Notes” and together with the Existing Notes, the “Securities”).

The Exchange Offers expired at 5:00 p.m., New York City time, on September 5, 2023 (the “Expiration Date”). Approximately $776 million and $66 million of September 2025 Notes and April 2025 Notes, respectively, were validly tendered and not validly withdrawn as of the early exchange date and withdrawal deadline, which expired at 5:00 p.m., New York City time, on August 18, 2023, and a further approximately $11 million and $0.1 million of September 2025 Notes and April 2025 Notes, respectively, were validly tendered as of the Expiration Date. In total, approximately $787 million and $66 million of September 2025 Notes and April 2025 Notes, respectively, were exchanged by Sabre GLBL on September 7, 2023 (the “Settlement Date”).

On the Settlement Date, Sabre GLBL issued approximately $853 million in New Notes and paid approximately $115 million in cash to Eligible Holders (as defined below) whose Existing Notes were accepted for exchange in the Exchange Offers. Holders whose Existing Notes were accepted for exchange also received a cash payment representing interest that has accrued from the most recent interest payment date in respect of the relevant series of Existing Notes up to, but not including, the Settlement Date.

The transaction strengthens Sabre’s balance sheet by refinancing more than 89% of its consolidated 2025 debt maturities (excluding its account receivables facility and outstanding senior exchangeable notes).

“We are extremely pleased that this transaction, along with the recently completed cash tender offer, have successfully reduced our 2025 maturities by over $1.5 billion. We believe this will provide us meaningful flexibility as we continue to focus on executing our growth strategies and delivering on our priorities,” said Mike Randolfi, Executive Vice President and CFO of Sabre.

The New Notes will mature on June 1, 2027 and will bear interest at a rate per annum equal to 8.625%. The New Notes will first be redeemable, at Sabre GLBL’s option, starting on March 1, 2025, at 104.313% of their outstanding principal amount, plus accrued interest, and under certain other circumstances.

The New Notes and the guarantees thereof will be senior secured indebtedness and will rank equal in right of payment with all of the existing and future senior secured indebtedness of Sabre GLBL and the guarantors. The New Notes are jointly and severally, irrevocably and unconditionally guaranteed by Sabre Holdings Corporation (“Sabre Holdings”) and all of Sabre GLBL’s current and future restricted subsidiaries that are borrowers under or guarantee Sabre GLBL’s senior secured credit facilities under certain of its existing credit agreements or certain other secured indebtedness. The New Notes and the guarantees thereof will be secured, subject to permitted liens, by a first-priority security interest in substantially all present and hereinafter acquired assets of Sabre GLBL and each of the guarantors (other than certain excluded assets).

The Exchange Offers were made only to holders of Existing Notes that have certified, by submitting an instruction to the clearing system, that they are either (i) “qualified institutional buyers” as defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”) or (ii) are not “U.S. persons” as defined in Rule 902 under the Securities Act and are located outside the United States (such holders, “Eligible Holders”).

BofA Securities, Inc., Citigroup Global Markets Inc. and Perella Weinberg Partners LP served as dealer managers, and Davis Polk & Wardwell LLP served as legal counsel to Sabre on this transaction. Latham & Watkins LLP served as legal counsel to the dealer managers. D.F. King & Co., Inc. served as the exchange agent on this transaction.

This press release is for informational purposes only and is neither an offer to buy nor a solicitation of an offer to sell any of the New Notes or any other securities. The New Notes have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The New Notes have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the offering circular relating to the Exchange Offers and the New Notes.

Forward-Looking Statements

Certain statements herein are forward-looking statements about trends, future events, uncertainties and our plans and expectations of what may happen in the future. Any statements that are not historical or current facts are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “guidance,” “target,” “outlook,” “focus,” “strategic,” “on track,” “expect,” “commitment,” “momentum,” “opportunity,” “believe,” “confident,” “upside,” “optimistic,” “long term,” “position,” “goal,” “objective,” “pipeline,” “trajectory,” “path,” “plan,” “progress,” “likely,” “future,” “trend,” “anticipate,” “will,” “forecast,” “continue,” “milestone,” “scenario”, “estimate,” “project,” “possible,” “see,” “may,” “could,” “should,” “would,” “intend,” “potential,” or the negative of these terms or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Sabre’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. The potential risks and uncertainties include, among others, the impact of the recovery from the effects of the global COVID-19 pandemic on our business and results of operations, financial condition and credit ratings, as well as on the travel industry and consumer spending more broadly, the effect of remote working arrangements on our operations and the speed and extent of the recovery across the broader travel ecosystem, dependency on transaction volumes in the global travel industry, particularly air travel transaction volumes, including from airlines’ insolvency, suspension of service or aircraft groundings, the effect and amount of cost savings initiatives and reductions, the timing, implementation and effects of the technology investment and other strategic plans and initiatives, the completion and effects of travel platforms, exposure to pricing pressure in the Travel Solutions business, changes affecting travel supplier customers, maintenance of the integrity of our systems and infrastructure and the effect of any security incidents, failure to adapt to technological advancements, competition in the travel distribution and solutions industries, implementation of software solutions, reliance on third parties to provide information technology services and the effects of these services, implementation and effects of new, amended or renewed agreements and strategic partnerships, including anticipated savings, dependence on establishing, maintaining and renewing contracts with customers and other counterparties and collecting amounts due to us under these agreements, dependence on relationships with travel buyers, collection, processing, storage, use and transmission of personal data and risks associated with PCI compliance, our ability to recruit, train and retain employees, including our key executive officers and technical employees, the financial and business results and effects of acquisitions and divestitures of businesses or business operations, reliance on the value of our brands, the effects of any litigation and regulatory reviews and investigations, adverse global and regional economic and political conditions, including, but not limited to, recessionary or inflationary economic conditions, risks related to the current military conflict in Ukraine, risks arising from global operations, reliance on the value of our brands, the effects of new legislation or regulations or the failure to comply with regulations or other legal requirements, including sanctions, use of third-party distributor partners, risks related to our significant amount of indebtedness, the effects of the implementation of new accounting standards and tax-related matters. The forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions and are subject to risks, uncertainties and changes in circumstances that may cause events or our actual activities or results to differ significantly from those expressed in any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, results, actions, levels of activity, performance or achievements. More information about potential risks and uncertainties that could materially affect our business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections of Sabre Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, filed with the Securities and Exchange Commission (“SEC) on August 3, 2023 and Sabre Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 17, 2023, as well as other risks and uncertainties specified in the “Risk Factors” section of the Offering Circular. You should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them publicly or to revise them in light of new information or future events.

About Sabre

Sabre Corporation is a leading software and technology company that powers the global travel industry, serving a wide range of travel companies including airlines, hoteliers, travel agencies and other suppliers. The company provides retailing, distribution and fulfillment solutions that help its customers operate more efficiently, drive revenue and offer personalized traveler experiences. Through its leading travel marketplace, Sabre connects travel suppliers with buyers from around the globe. Sabre’s technology platform manages more than $260B worth of global travel spend annually. Headquartered in Southlake, Texas, USA, Sabre serves customers in more than 160 countries around the world.

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Contacts:

Media	Investors
Kristin Hays kristin.hays@sabre.com sabrenews@sabre.com	Brian Roberts brian.roberts@sabre.com sabre.investorrelations@sabre.com

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